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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2004

                         California Water Service Group
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    1-13883                  77-0448994
         --------                    -------                  ----------
      (State or Other          (Commission File No.)        (IRS. Employer
Jurisdiction of Incorporation)                            Identification No.)

1720 North First Street, San Jose, California                   95112
---------------------------------------------                   -----
(Address of registrant's principal executive office)          (Zip Code)


                                  408/367-8200
                                  ------------
              (Registrant's telephone number, including area code)

               ---------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.


     On June 24, 2004, the registrant entered into a terms agreement with A.G. Edwards & Sons, Inc., Janney Montgomery Scott LLC, Stifel, Nicolaus & Company, Incorporated, and J.J.B. Hilliard, W.L. Lyons, Inc. for the sale of 1,250,000 shares of the registrant's common stock, par value $0.01 per share, and providing for a 15% over-allotment option.





Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

        The Exhibit Index on page E-1 of this Report is incorporated herein by reference.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



       Date:  June 24, 2004            California Water Service Group


                                       By:   /s/Richard D. Nye
                                             --------------------
                                             Richard D. Nye
                                             Vice President, Chief Financial
                                             Officer and Treasurer

                                  Exhibit Index



Exhibit                          Description

1.1 Form of Underwriting Agreement dated August 3, 2003 (incorporated by reference to Exhibit 1.1 to the registrant's Current Report on Form 8-K dated August 4, 2003)

1.2 Terms Agreement between California Water Service Group and A.G. Edwards & Sons, Inc., Janney Montgomery Scott LLC, Stifel, Nicolaus & Company, Incorporated, and J.J.B. Hilliard, W.L. Lyons, Inc. relating to the sale of 1,250,000 shares of the registrant's common stock, par value $0.01 per share, plus a 15% over-allotment option

5        Opinion of Bingham McCutchen LLP

23       Consent of Bingham McCutchen LLP (included in Exhibit 5)




                                       E-1